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                                                                Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 1994, which appears on page F-1 of Lewis Galoob Toys, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993.

PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP

San Francisco, California
November 18, 1994